UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 23, 2023

 WORLD KINECT CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-09533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 N.W. 41st Street,	Miami,	Florida	33178
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	WKC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On November 23, 2023, a subsidiary of World Kinect Corporation (the "Company") submitted an erroneous bid in the Finnish power market. The Company has no outstanding market positions remaining in relation to the erroneous bid.

The Company expects that total costs associated with this incident will be between $50.0 and $55.0 million, and the Company will take a related charge for such amount in the current quarter.

Notwithstanding the above, the Company’s balance sheet remains strong and liquid, with more than $1.2 billion of available liquidity at the end of the third quarter of 2023.

Information Relating to Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words "believe," "anticipate," "expect," "estimate," "project," "could," "would," "will," "will be," "will continue," "plan," or words or phrases of similar meaning. Specifically, this Current Report on Form 8-K includes forward-looking statements regarding the expected financial impact of the erroneous November 23, 2023 bid. Our forward-looking statements are qualified in their entirety by cautionary statements and risk factor disclosures contained in the Company’s Securities and Exchange Commission ("SEC") filings, including the Company’s most recent Annual Report on Form 10-K filed with the SEC. Actual results may differ materially from any forward-looking statements due to risks and uncertainties, including, but not limited to: the ultimate resolution of matters related to the erroneous bid; customer and counterparty creditworthiness and our ability to collect accounts receivable and settle derivative contracts; sudden changes in the market price of fuel or extremely high or low fuel prices that continue for an extended period of time; adverse conditions in the industries in which our customers operate; our inability to effectively mitigate certain financial risks and other risks associated with derivatives and our physical fuel products; relationships with our employees and potential labor disputes associated with employees covered by collective bargaining agreements; our failure to comply with restrictions and covenants governing our outstanding indebtedness; the impact of cyber and other information security related incidents; changes in the political, economic or regulatory environment generally and in the markets in which we operate, such as the current conflicts in Eastern Europe and the Middle East; greenhouse gas reduction programs and other environmental and climate change legislation adopted by governments around the world, including cap and trade regimes, carbon taxes, increased efficiency standards and mandates for renewable energy, each of which could increase our operating and compliance costs as well as adversely impact our sales of fuel products; changes in credit terms extended to us from our suppliers; non-performance of suppliers on their sale commitments and customers on their purchase commitments; non-performance of third-party service providers; our ability to effectively integrate and derive benefits from acquired businesses; our ability to meet financial forecasts associated with our operating plan; lower than expected cash flows and revenues, which could impair our ability to realize the value of recorded intangible assets and goodwill; the availability of cash and sufficient liquidity to fund our working capital and strategic investment needs; currency exchange fluctuations; inflationary pressures and their impact on our customers or the global economy, including sudden or significant increases in interest rates or a global recession; our ability to effectively leverage technology and operating systems and realize the anticipated benefits; failure to meet fuel and other product specifications agreed with our customers; environmental and other risks associated with the storage, transportation and delivery of petroleum products; reputational harm from adverse publicity arising out of spills, environmental contamination or public perception about the impacts on climate change by us or other companies in our industry; risks associated with operating in high-risk locations, including supply disruptions, border closures and other logistical difficulties that arise when working in these areas; uninsured or underinsured losses; seasonal variability that adversely affects our revenues and operating results, as well as the impact of natural disasters, such as earthquakes, hurricanes and wildfires; declines in the value and liquidity of cash equivalents and investments; our ability to retain and attract senior management and other key employees; changes in U.S. or foreign tax laws, interpretations of such laws, changes in the mix of taxable income among different tax jurisdictions, or adverse results of tax audits, assessments, or disputes; our failure to generate sufficient future taxable income in jurisdictions with material deferred tax assets and net operating loss carryforwards; the impact of the U.K.'s exit from the European Union, known as Brexit, on our business, operations and financial condition; our ability to comply with U.S. and international laws and regulations, including those related to anti-corruption, economic sanction programs and environmental matters; the outcome of litigation and other proceedings, including the costs associated with defending any actions; and other risks detailed from time to time in our SEC filings. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changes in expectations, future events, or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 27, 2023	World Kinect Corporation

/s/ Ira M. Birns
Ira M. Birns
Executive Vice President and Chief Financial Officer